SCHEDULE 14A
                          INFORMATION REQUIRED IN PROXY
                                    STATEMENT
             (Last amended in Exch Act Rel No. 35113, eff. 1/30/95.)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ x ] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2) [ x ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to paragraph 240.14a-11(c) or paragraph 240.14a-12


                             DELTA NATIONAL BANCORP
                (Name of Registrant as Specified in its Charter)

                                       N/A
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  x ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(j)(2) or Item 22(a)(2)
         of Schedule 14A.
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)  Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------
         5)  Total fee paid:
               -----------------------------------------------------------------
[    ]  Fee paid previously with preliminary materials.
[    ] Check box if any part of the fee is offset as  provided  by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:
              ------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------
         3)  Filing Party:
              ------------------------------------------------------------------
         4)  Date Filed:
              ------------------------------------------------------------------

                             DELTA NATIONAL BANCORP


                                  P.O. Box 432
                              611 North Main Street
                                Manteca, CA 95336
                                 (209) 824-4050
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 21, 1997

                            -------------------------


       NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Delta National Bancorp and the call of its Board of Directors, the 1997 Annual Meeting of Shareholders (the "Meeting") of Delta National Bancorp (the "Company") will be held at Delta National Bank, 611 North Main Street, Manteca, California on Monday, April 21, 1997, at 5:00 p.m., for the purpose of considering and voting upon the following matters:

       1. Election of Directors. Electing the following five (5) persons to the Board of Directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified:

                     Jack Dozier                      Andrew J. Rossi
                     Joseph A. Freitas                Toinette Rossi
                     Theodore Poulos

       2. Ratification of Appointment of Independent Public Accountants. Ratifying the selection of Grant Thornton LLP as the Company's independent public accountants for 1997.

       3. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

       The Board of Directors has fixed the close of business on February 28, 1997 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

Dated:  March 28, 1997                      By Order of the Board of Directors,


                                            /S/ THEODORE POULOS
                                            Theodore Poulos
                                            Chairman of the Board

    The Bylaws of the Company provide for the nomination of directors in the following manner:

    "Section 2.3 NOMINATIONS FOR DIRECTOR. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors, no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws, provided, however, that if ten (10) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes case for each nominee."


    SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THIS MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

    WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

    PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                             DELTA NATIONAL BANCORP

                                  P.O. Box 432
                              611 North Main Street
                            Manteca, California 95336
                            Telephone: (209) 824-4050

                       ----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 21, 1997

                       -----------------------------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of Delta National Bancorp (the "Company") for use at the 1997 Annual Meeting of Shareholders (the "Meeting") of the Company, to be held at Delta National Bank, 611 North Main Street, Manteca, California at 5:00 p.m. on Monday, April 21, 1997, and any and all adjournments thereof.

         It is anticipated that this Proxy Statement and the accompanying notice will be mailed on or about March 28, 1997 to shareholders eligible to receive notice of and vote at the Meeting.

         The matters to be considered and voted upon at the Meeting will be:

         1. Election of Directors. Electing the following five (5) persons to the Board of Directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified:

                  Jack Dozier                        Andrew J. Rossi
                  Joseph A. Freitas                  Toinette Rossi
                  Theodore Poulos

         2. Ratification of Appointment of Independent Public Accountants. Ratifying the selection of Grant Thornton LLP as the Company's independent public accountants for 1997.

         3. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies.

         A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the persons named as the Proxyholders in the Proxy will be revoked if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxyholders in accordance with the instructions specified on the Proxy.

         The Proxy card makes provisions to enable you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, place an "X" in the box marked "AUTHORITY GIVEN" and enter the name of each of the directors for whom you wish to withhold your vote in the space provided. You may withhold authority to vote for all of the directors by placing an "X" in the box marked "AUTHORITY WITHHELD." You may vote FOR or AGAINST the remaining items by placing an "X" in the box appropriately marked. Please note that a vote to ABSTAIN by shareholders and by brokers will count toward a quorum at the Meeting, but will have the same effect as a vote AGAINST. Non-votes by brokers will not count toward a quorum at the Meeting.

         IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXYHOLDERS.

Persons Making the Solicitation.

         This solicitation of Proxies is being made by the Board of Directors of the Company (the "Board of Directors"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement and its related materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

Proposals of Shareholders.

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must be submitted to the Company prior to January 3, 1998.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There were issued and outstanding 376,782 shares of the Company's Common Stock (the "Common Stock") on February 28, 1997, which has been fixed as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. On any matter submitted to the vote of the shareholders, each holder of shares is entitled to one (1) vote for each share of Common Stock standing in his or her name on the books of the Company, except that in connection with the election of directors, shares of the Company may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. If any shareholder of the Company gives such notice, then all shareholders will be entitled to cumulate their votes.

         Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. This total number of votes may be cast for one (1) nominee or in such proportions as the shareholder sees fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the Proxyholders, in accordance with the recommendations of the Company's Management.

         Except as set forth in the following table, management of the Company does not know of any individual, group, corporation or any other entity who owns, beneficially or of record, more than five percent (5%) of the Company's outstanding Common Stock as of February 28, 1997.

Title      Name and Address                    Amount and             Percent
 of              of                       Nature of Beneficial           of
Class      Beneficial Owners                  Ownership(1)             Class

Common     Andrew J. Rossi                       133,003(2)           25.30%(3)
           611 North Main Street
           Manteca, California 95336

Common     The Cede & Co. (Nominee of)             23,555              6.25%
           The Depository Trust Company
           P.O. Box 222
           New York, New York 10041
-------------------------------------------------------------------------------

1 Based upon information furnished to the Company by the Company's management and the beneficial owners of the Common Stock or their representatives. Each listed entity and individual directly or indirectly has sole voting and investment power with respect to the shares listed unless otherwise indicated.

                     (footnotes continued on following page)

2 Includes options to purchase 37,679 shares of Common Stock of the Company exercisable within 60 days of the Record Date. Includes 446 shares owned by Mr. Rossi's spouse.

3 For purposes of this calculation only, the 37,679 shares from stock options exercisable within 60 days of the Record Date are deemed to be outstanding shares of the Company.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of February 28, 1997 concerning the stock ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all of the executive officers(1) and directors of the Company as a group.

  Title        Name and Address(2)               Amount and            Percent
   of               of                      Nature of Beneficial         of
  Class        Beneficial Owners                 Ownership(3)           Class

Common         Ronald P. Dalben                      100                0.03%
               Vice President
Common         Jack C. Dozier                     11,241(4)             2.94%
               Director
Common         Joseph A. Freitas                  24,603(5)             6.31%
               Director
Common         Theodore Poulos                    28,696(6)             7.32%
               Chairman of the Board/Director
Common         Andrew J. Rossi                   133,003(7)            32.09%
               President & CEO/Director
Common         Toinette Rossi                      6,689(8)             1.76%
               V.P. & Manager/Director
Common         Warren E. Wegge                     5,138(9)             1.35%
               Executive Vice President
Common         All directors and executive       209,470(10)           45.82%
               officers as a group (8 in number)
------------------------------------------------------------------------------

1 As used throughout this Proxy Statement, the term "executive officer" means the President/Chief Executive Officer, Executive Vice President, Senior Vice President/Credit Administrator, Vice President and Manager, Vice President in charge of Investments and Appraisals, Vice President of Operations and EDP, and Vice President/Accounting.

2 The mailing address for all persons listed is: c/o Delta National Bancorp, P.O. Box 432, 611 North Main Street, Manteca, California 95336.

3 Based upon information furnished to the Company by the Company's management and the beneficial owners of the Common Stock or their representatives. Each listed entity and individual directly or indirectly has sole voting and investment power with respect to the shares listed unless otherwise indicated.

                     (footnotes continued on following page)

4 For purposes of this tabulation, the options exercisable into 6,051 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Dozier.

5 For purposes of this tabulation, the options exercisable into 13,037 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Freitas.

6 For purposes of this tabulation, the options exercisable into 15,437 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Poulos.

7 For purposes of this tabulation, the options exercisable into 37,679 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Rossi.

  8 For purposes of this tabulation, the options exercisable into 3,151 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Ms. Rossi.

9 For purposes of this tabulation, the options exercisable into 5,000 shares within 60 days of the Record Date are deemed to be outstanding shares of Common Stock, and such shares have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of class held by Mr. Wegge.

10 For purposes of this tabulation, options with respect to 80,355 shares held by directors and executive officers and exercisable within 60 days from the Record Date are deemed to be outstanding and these options have been added to the shares of Common Stock which are outstanding only for the purpose of determining the percent of the class held by those persons.


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         The Company's Bylaws provide for a range of five (5) to nine (9) directors and further provide that the exact number of directors of the Company shall be fixed at five (5) unless subsequently altered by an amendment to the Articles of Incorporation or the Bylaws.

         The persons named below, all of whom are currently members of the Board of Directors, will be nominated for election as directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all five (5) nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that each Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

         None of the directors, nominees or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. There are no family relationships between the directors and executive officers of the Bank except that Toinette Rossi is the daughter of Andrew J. Rossi, and none of the directors or executive officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

         The following table sets forth the names and certain information, as of February 28, 1997, concerning the persons to be nominated at the Meeting by the Board of Directors for election as directors of the Company:

                                  Year First Elected        Business Experience
Name and Position                   or Appointed                 During the
(other than Director)       Age       Director                Past Five Years

Jack Dozier                 81          1976        Attorney - Atherton & Dozier
Joseph A. Freitas           70          1973        Secretary to the Board
                                                    Public Relations -
                                                    Delta National Bank -
                                                    Retired 1991
Theodore Poulos             69          1973        Chairman of the Board -
                                                    Delta National Bank
                                                    Public Relations -
                                                    Delta National Bank
                                                    President - Manteca Drug,
                                                    Inc. - Retired 1994
Andrew J. Rossi             66          1973        President and Chief
                                                    Executive Officer -
                                                    Delta National Bank
                                                    President - A. Rossi, Inc.
Toinette Rossi              39          1994        Vice President & Manager -
                                                    Delta National Bank
--------------------------------------------------------------------------------


The Board of Directors and Committees.

         In 1996, the Board of Directors held twelve (12) regular meetings and two (2) special meetings. All of the Company's directors attended at least 75% of all Board of Directors meetings and meetings of committees of the Board of Directors on which they served which were held in 1996.

         In addition to attending meetings of the Board of Directors, certain of the directors serve on committees of the Board of Directors. The Board of Directors has an Executive Committee, an Audit Committee and a Finance Committee.

         The Executive Committee is responsible for compensation matters affecting the Bank as well as nominations of directors. The Executive Committee, consisting of Directors Freitas, Poulos and A. Rossi, met four (4) times during 1996.

         The Audit Committee is responsible for reviewing the adequacy of the Bank's internal controls with management and the Bank's independent auditor. The Audit Committee, consisting of Directors Dozier and Freitas, met five (5) times during 1996.

         The Finance Committee is responsible for approving all loans made by the Bank over a specified dollar limit. The Finance Committee also oversees the Company's internal financial control systems and procedures, reviews and approves the Company's financial statements and other matters relating to the Bank. The Finance Committee, consisting of Directors Freitas, Poulos and A. Rossi, met fifty-two (52) times during 1996.

         The Company does not have a standing nominating committee, although the Executive Committee acts as a nominating committee, and the Board of Directors, as a whole, will consider nominees proposed by shareholders and submitted in writing to the Board of Directors in accordance with the Company's Bylaws.

Recommendation of the Board of Directors.

         THE PROXYHOLDERS INTEND TO VOTE ALL PROXIES HELD BY THEM FOR EACH OF THE ABOVE-REFERENCED NOMINEES (UNLESS SHAREHOLDERS DIRECT OTHERWISE OR UNLESS CUMULATIVE VOTING IS INVOKED). THE BOARD OF DIRECTORS URGES YOU TO VOTE "AUTHORITY GIVEN" FOR PROPOSAL NUMBER ONE.


         COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Compensation.

         During 1996, the Company did not pay any cash compensation, other than directors' fees as noted below, to its directors or executive officers and no such cash compensation is intended to be paid by the Company during 1997. However, several of the persons serving as directors of the Company are also employees of its subsidiary, Delta National Bank (the "Bank"), and they received during 1996, and are expected to continue to receive in 1997, cash compensation in their capacities as executive officers of the Bank.

         No person serving as an executive officer of the Bank received aggregate cash compensation of more than $100,000 during 1996 except for the President/Chief Executive Officer of the Bank, Andrew J. Rossi, the Executive Vice President of the Bank, Warren E. Wegge and the Vice President and Manager of the Bank, Toinette Rossi. The following table sets forth the aggregate executive compensation for services in all capacities paid or accrued by the Bank for the previous three (3) full fiscal years, ending with December 31, 1996, to Andrew J. Rossi, the Bank's President/Chief Executive Officer, to Warren E. Wegge, the Bank's Executive Vice President and to Toinette Rossi, the Bank's Vice President and Manager.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                               Annual Compensation
--------------------------------------------------------------------------------
  Name and                                          Other Annual     All Other
  Principal                                          Compensa-       Compensa-
  Position         Year   Salary ($)    Bonus ($)    tion ($)(1)     tion ($)(2)
--------------------------------------------------------------------------------
Andrew J. Rossi    1996   $127,627      $ 45,000        -0-          $ 36,656
President and      1995   $112,000      $ 10,000        -0-          $ 13,944
Chief Executive    1994   $100,000      $    -0-        -0-          $ 4,081
Officer
--------------------------------------------------------------------------------
Warren E. Wegge    1996   $ 84,194      $ 21,000        -0-          $23,108
Executive Vice     1995   $ 78,000      $ 13,500        -0-          $ 9,680
President          1994   $ 65,460      $  2,500        -0-          $ 2,397
--------------------------------------------------------------------------------
Toinette Rossi     1996   $ 61,690      $ 14,495        -0-          $28,552
Vice President     1995   $ 60,000      $  5,316        -0-          $ 9,577
and Manager        1994   $ 57,600      $  1,822        -0-          $ 3,970
--------------------------------------------------------------------------------

1 No amount is reported in this column because the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of total compensation. See "Other Compensation" below.

2  Contribution by Bank to the Bank's Profit Sharing Plan for this person.

Compensation of Directors.

         Each director of the Company, five (5) in total, was paid a fee of $500.00 for each regularly scheduled Board of Directors meeting attended. Additionally, the directors of the Company also serve as directors of the Bank. Each outside director of the Bank, three (3) in total, was paid a fee of $600.00 for each regularly scheduled Board of Directors meeting attended. No fees were paid for attendance at committee meetings; however, an annual fee of $15,600.00 is paid to the Chair of the Finance Committee of the Company. The following table sets forth the aggregate information concerning compensation paid to directors of the Company and the Bank in 1996.

                   DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

--------------------------------------------------------------------------------
                         Annual           Annual
                         Bancorp           Bank         Committee       Other
     Name             Director Fees    Director Fees       Fees
--------------------------------------------------------------------------------
Jack Dozier            $   5,800        $  7,200             -0-          -0-
--------------------------------------------------------------------------------
Joseph A. Freitas      $   5,800        $  7,200             -0-          -0-
--------------------------------------------------------------------------------
Theodore Poulos        $   5,800        $  7,200        $ 15,600(1)   $ 1,800(2)
--------------------------------------------------------------------------------
Andrew J. Rossi        $   5,800             -0-             -0-          -0-
--------------------------------------------------------------------------------
Toinette Rossi         $   5,800             -0-             -0-          -0-
--------------------------------------------------------------------------------

1 Finance Committee fees paid to the Chairman of the Committee at $300 per meeting.

2 Represents compensation paid to the Chairman for attending monthly Bank meetings regarding past due loans at $150 per meeting.

Other Compensation.

         The Company has, from time to time, provided certain personal benefits to certain of its officers including automobile allowances, reimbursement of travel and entertainment expenses, club memberships and life insurance, in addition to Bank-wide group insurance coverage. The Company will continue to follow a policy of providing such benefits when it is deemed necessary in order to attract and retain key officers. No amount is stated in the Summary Compensation Table for any of the foregoing, since Management has concluded that the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of the total of annual salary and bonus reported under "Executive Compensation" for each such person.

Indebtedness of Management.

         The Company, through its subsidiary, Delta National Bank, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

         The maximum aggregate level of indebtedness since January 1, 1996 was $385,546 on December 31, 1996 which represented 3.76% of the Bank's equity capital. The largest aggregate amount outstanding as of the most recent practicable date was $51,631 on February 29, 1996 which represented 0.50% of the Bank's equity capital.

         The following tables set forth information for all directors and officers (and their families) who had loans with the Bank, or who were otherwise indebted to the Bank in an amount in excess of $60,000 during the last two (2) years.

DIRECTOR ANDREW ROSSI
--------------------------------------------------------------------------------
           Relationship                       Highest     Interest   Principal
Name of        To        Date of   Maturity  Principal     As Of      Balance
Individual   Director    Funding     Date     Balance   December 31,   As Of
                                               Since        1996    December 31,
                                            December 31,               1996
                                               1995
--------------------------------------------------------------------------------

Val and     Daughter    12/23/91   4/23/97   $  7,978.89    13.00    $  4,263.46
Peter Salas
--------------------------------------------------------------------------------

John Rossi  Son         11/02/95  11/01/96   $303,250.00      N/A    $      PAID
                        11/27/97  11/27/96   $303,250.00    11.25    $       -0-
            Co-Signer   03/18/96  03/14/97   $  5,194.28    14.75    $  1,374.16
--------------------------------------------------------------------------------

DIRECTOR TOINETTE ROSSI
--------------------------------------------------------------------------------
           Relationship                       Highest     Interest   Principal
Name of        To        Date of   Maturity  Principal     As Of      Balance
Individual   Director    Funding     Date     Balance   December 31,   As Of
                                               Since        1996    December 31,
                                            December 31,               1996
                                               1995
--------------------------------------------------------------------------------

Val and     Daughter    12/23/91   4/23/97   $  7,978.89    13.00    $  4,263.46
Peter Salas
--------------------------------------------------------------------------------

John Rossi  Son         11/02/95  11/01/96   $303,250.00      N/A    $      PAID
                        11/27/97  11/27/96   $303,250.00    11.25    $       -0-
            Co-Signer   03/18/96  03/14/97   $  5,194.28    14.75    $  1,374.16
--------------------------------------------------------------------------------

DIRECTOR JOSEPH FREITAS
--------------------------------------------------------------------------------
           Relationship                       Highest     Interest   Principal
Name of        To        Date of   Maturity  Principal     As Of      Balance
Individual   Director    Funding     Date     Balance   December 31,   As Of
                                               Since        1996    December 31,
                                            December 31,               1996
                                               1995
--------------------------------------------------------------------------------

Joseph      Self       04/19/96   04/21/97   $ 13,054.91     7.75%   $  6,635.00
Freitas                08/26/96   10/03/96   $ 30,000.00     8.00%          PAID
                       10/02/96   04/03/97   $ 30,000.00     8.00%   $ 29,292.53
--------------------------------------------------------------------------------

Linda       Daughter   03/22/95   03/22/00   $  7,932.11    10.00%   $  6,386.31
Abeldt                 01/25/94   01/25/99   $  8,135.86     7.00%   $  5,550.37
                       04/21/95   04/20/96   $       -0-     8.00%   $      PAID
--------------------------------------------------------------------------------

Melissa     Grand-     09/26/96   07/02/97   $    10,000     8.00%   $  9,551.53
Braun       daughter
--------------------------------------------------------------------------------


Transactions With Management.

         Director Jack Dozier is an attorney and serves as legal counsel to both the Company and the Bank. During 1996, Mr. Dozier was paid $5,778 for his legal services. Management of the Company believes that the terms of this relationship are competitive and no less favorable to the Company than comparable terms for representation by alternate legal counsel.

         Director Theodore Poulos also serves the Bank in the capacity of public relations. During 1996, Mr. Poulos was paid a fee of $24,000 and a bonus of $5,000 for his work in that capacity. Management of the Company believes that the terms of this relationship are competitive and no less favorable than comparable terms for representation by an alternate public relations agent.

         During 1996, A. Rossi, Inc., a company wholly-owned by Director Andrew Rossi, was paid $48,000 in rent on property used to house cows repossessed by the Bank. Further, John Rossi, son of Director Andrew Rossi and brother of Director Toinette Rossi, was paid $84,033 during 1996 for hay which was used to feed the cows.

         In addition, the Bank waives certain fees on VISA, checking accounts, safe deposit boxes, travelers and cashiers checks for its executive officers, directors and employees.

                               COMPENSATION PLANS

Profit Sharing Plan.

         The Bank adopted the Delta National Bank Profit Sharing Plan effective January 1, 1987 as a means for participating employees to save for their retirement. The Plan restates the previous profit sharing plan which was established on January 1, 1984. The Plan is available to all employees who have completed at least one (1) hour of service. Under the Plan, the Bank has the power to make discretionary contributions, which are allocated to each eligible employee in proportion to his or her compensation as a percentage of the compensation of all eligible employees. Employer contributions vest at a proportional rate based on each year of completed employment. No withdrawals of a participant's contributions are permitted before the employee separates from service with the Bank.

401(k) Plan.

         The Bank adopted the Delta National Bank 401(k) Plan effective September 1, 1995 as a means for participating employees to save for their retirement. The Plan is available to all employees who have completed at least six (6) months of service, including 700 hours, and allows them to defer up to ten percent (10%) of their annual income. Under the Plan, the Bank has the power to make discretionary contributions. However, during the last fiscal year the Bank did not make any contributions and no such contributions are contemplated at this time. Any employer contributions will vest at a proportional rate based on each year of completed employment. Withdrawals of a participant's contributions are permitted before the employee separates from service with the Bank only in hardship cases of immediate and heavy financial need.

1996 Combined Incentive and Non-Qualified Stock Option Plan.

         The Company's 1996 Combined Incentive and Non-Qualified Stock Option Plan (the "1996 Plan") was adopted by the shareholders on April 22, 1996. The 1996 Plan provides for the issuance of both incentive and non-qualified stock options. All options must be granted at an exercise price of not less than 100% of the fair market value of the stock on the date of the grant. Each option granted under the 1996 Plan expires not later than ten (10) years form the date the option was granted. Each option is exercisable in installments as provided in the individual stock option agreements; provided, however, that if an optionee fails to exercise his or her rights under the options within the year such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option.

         The following table sets forth certain information regarding stock options granted under the 1996 Plan, ending December 31, 1996, to Andrew J. Rossi, the Bank's President/Chief Executive Officer, to Warren Wegge, the Bank's Executive Vice President and to Toinette Rossi, the Bank's Vice President and Manager.

          OPTION GRANTS IN LAST FISCAL YEAR TO NAMED EXECUTIVE OFFICERS

                   Number of       % of Total
                  Securities         Options
                  Underlying       Granted to      Exercise
                   Options        Employees in      Price        Expiration
Name              Granted (#)      Fiscal Year      ($/Sh)          Date
--------------------------------------------------------------------------------
Andrew J. Rossi,     37,679           82.21%       $28.60(1)      5/20/06
 President & CEO
--------------------------------------------------------------------------------
Warren E. Wegge,      5,000           10.91%       $26.00         5/20/06
 Executive Vice
 President
--------------------------------------------------------------------------------
Toinette Rossi,       3,151            6.88%       $26.00         5/20/06
 Vice President
 and Manager


1 In accordance with the terms of the 1996 Plan, the exercise price of options issued to Andrew J. Rossi is set at 110% of fair market value because Mr. Rossi owns in excess of ten percent (10%) of all outstanding shares of the Company's common stock.

         The following table sets forth the fiscal year-end value of the unexercised stock options for Andrew J. Rossi, the Bank's President/Chief Executive Officer, Warren E. Wegge, the Bank's Executive Vice President and Toinette Rossi, the Bank's Vice President and Manager.

           FISCAL YEAR-END OPTION VALUES FOR NAMED EXECUTIVE OFFICERS

                         Number of Securities          Value of Unexercised
                             Underlying                In-The-Money Options
                         Unexercised Option               at FY-End ($) 1
                           at FY-End (#)
                            Exercisable/                   Exercisable/
Name                       Unexercisable                  Unexercisable
--------------------------------------------------------------------------------
Andrew J. Rossi,              37,679/                          0/0
 President & CEO                 0
--------------------------------------------------------------------------------
Warren E. Wegge,               5,000/                          0/0
 Executive Vice                  0
 President
--------------------------------------------------------------------------------
Toinette Rossi,                3,151/                          0/0
 Vice President                  0
 and Manager


1 Options are "in-the-money" when the fair market value of the underlying securities exceeds the exercise price of the options.

         The following table sets forth information concerning stock options granted to directors of the Company in 1996.

                 OPTION GRANTS IN LAST FISCAL YEAR TO DIRECTORS

                         Number of     % of Total Options
                         Securities       Granted to       Exercise
                         Underlying      Directors in       Price     Expiration
Name                 Options Granted(#)   Fiscal Year      ($/Sh)        Date
--------------------------------------------------------------------------------
Joseph A. Freitas         13,037            17.30%         $26.00       5/20/06
--------------------------------------------------------------------------------
Jack C. Dozier             6,051             8.03%         $26.00       5/20/06
--------------------------------------------------------------------------------
Theodore Poulos           15,437            20.49%         $26.00       5/20/06
--------------------------------------------------------------------------------
Andrew J. Rossi           37,679(1)         50.00%         $28.60(2)    5/20/06
--------------------------------------------------------------------------------
Toinette Rossi             3,151(1)          4.18%         $26.00       5/20/06


1 These same options are also disclosed in the previous table, "Option Grants in Last Fiscal Year to Named Executive Officers."

2 In accordance with the terms of the 1996 Plan, the exercise price of options issued to Andrew J. Rossi is set at 110% of fair market value because Mr. Rossi owns in excess of ten percent (10%) of all outstanding shares of the Company's common stock.


                               PROPOSAL NUMBER TWO

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the year ending December 31, 1997 and recommends that said selection be ratified by the shareholders of the Company. Grant Thornton LLP audited the Company's financial statements for the year ended December 31, 1996.

         The ratification of the appointment of Grant Thornton LLP as the Bank's independent public accountants requires approval of the holders of a majority of the total number of shares voting at the Meeting. In the event such appointment is not ratified, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1997. Because of the difficulty and expense of making any substitute of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Grant Thornton LLP for the year 1997 will stand unless, for a reason other than such adverse vote of the shareholders, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace the accountants ratified by the shareholders in the event the Board of Directors determines that the interests of the Bank require such a change. Representatives from Grant Thornton LLP will be present at the Annual Meeting of Shareholders, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors.

         THE PROXYHOLDERS INTEND TO VOTE ALL PROXIES HELD BY THEM IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997. THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL NUMBER TWO.


                  DISCLOSURE OF FINANCIAL AND OTHER INFORMATION

            Copies of the Annual Report containing important information regarding the financial condition of the Company and the Bank are available to shareholders at no charge. To obtain a copy of the Company's Annual Report, call
(209) 824-4050 or contact the Company at the following location:

                                Joseph A. Freitas
                       Secretary to the Board of Directors
                             Delta National Bancorp
                              611 North Main Street
                            Manteca, California 95336


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

         Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during the fiscal year of 1996, all filing requirements applicable to its executive officers and directors were complied with.

                                 OTHER BUSINESS

         Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.


                                         DELTA NATIONAL BANCORP


                                         By:/S/ THEODORE POULOS
                                            Theodore Poulos
                                            Chairman of the Board


Dated:  March 28, 1997
        Manteca, California

                                      PROXY

                             DELTA NATIONAL BANCORP
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 21, 1997

The undersigned shareholder of Delta National Bancorp (the "Company") hereby nominates, constitutes and appoints Ronald Dalben, Chad Meyer and Warren Wegge (the "Proxyholders"), and each of them, the attorney, agent, and proxy of the undersigned, each with full powers of substitution, to vote all stock of the Company which the undersigned shareholder is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, April 21, 1997 at 5:00 p.m. at Delta National Bank, 611 North Main Street, Manteca, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned shareholder might or could do if personally present thereat, as follows:

1. Election of Directors. To elect the following five (5) persons to the Board of Directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified:
    Jack Dozier, Joseph A. Freitas, Theodore Poulos, Andrew J. Rossi and Toinette Rossi.
            |_| AUTHORITY GIVEN         |_| AUTHORITY WITHHELD

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE FOLLOWING SPACE:

2. Ratification of Appointment of Independent Public Accountants. To ratify the selection of Grant Thornton LLP as the Company's independent public accountants for 1997:
          |_|   FOR            |_|   AGAINST             |_|   ABSTAIN

3. Other Business. To transact such other business as may properly come before said Meeting and any adjournment or adjournments thereof.
                         PLEASE SIGN AND DATE OTHER SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL NUMBER ONE AND A VOTE OF "FOR" ON PROPOSAL NUMBER TWO. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE PROXYHOLDERS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXYHOLDERS. PLEASE SIGN AND DATE BELOW:

                                        Dated:                      , 1997
(Number of Shares)


(Please Print Your Name)                (Signature of Shareholder)


(Please Print Your Name)                (Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
          I do  |_|      do not  |_|       expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.